Exhibit 10.1

ORDER FOR SUPPLIES OR SERVICES	PAGE 1 OF 5
1. CONTRACT/PURCH. ORDER/ AGREEMENT NO. M67854-07-D-5031	2. DELIVERY ORDER/ CALL NO. 0002	3. DATE OF ORDER/CALL ( YYYYMMMDD) 2007 Feb 14	4. REQ./ PURCH. REQUEST NO. See Schedule	5. PRIORITY
6. ISSUED BY MARCORSYSCOM 2200 LESTER STREET QUANTICO VA	CODE M67854	7. ADMINISTERED BY (if other than 6) DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA GA 30080	CODE S1103A	8. DELIVERY FOB ☐ DESTINATION ☒ OTHER (See Schedule if other)
9. CONTRACTOR FORCE PROTECTION INDUSTRIES, INC NAME DAMON WALSH AND 9801 HIGHWAY 78, #1 ADDRESS LADSON SC 29456	CODE 1EFH8	FACILITY	10. DELIVER TO FOB POINT BY (Date) ( YYYYMMMDD) SEE SCHEDULE	11. MARK IF BUSINESS IS ☒ SMALL ☐ SMALL DISADVANTAGED ☐ WOMEN-OWNED
12. DISCOUNT TERMS Net 30 days
13. MAIL INVOICES TO THE ADDRESS IN BLOCK See Item 15
14. SHIP TO RECEIVING OFFICER PETE WARD, CODE 616PW SPAWARSYSCEN CHARLESTON 2921 AVENUE B NORTH BLDG 1639 NORTH CHARLESTON SC 29405-1639	CODE N65236	15. PAYMENT WILL BE MADE BY DFAS COLUMBUS SOUTH ENTITLEMENT OPS P.O. BOX 182264 COLUMBUS OH 43218-2264	CODE HQ0338	MARK ALL PACKAGES AND PAPERS W ITH IDENTIFICATION NUMBERS IN BLOCKS 1 AND 2.
16. TYPE OF ORDER	DELIVERY/ CALL ☒	This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
PURCHASE	Reference your quote dated Furnish the following on terms specified herein. REF:

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE

ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS

AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

/s/ Otis Byrd	20070214
NAME OF CONTRACTOR	SIGNATURE	TYPED NAME AND TITLE	DATE SIGNED (YYYYMMMDD)
☒ If this box is marked, supplier must sign Acceptance and return the following number of copies: 1
17. ACCOUNTING AND APPROPRIATION DATA/ LOCAL USE See Schedule
18. ITEM NO.	19. SCHEDULE OF SUPPLIES/ SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
SEE SCHEDULE
24. UNITED STATES OF AMERICA TEL: EMAIL: BY: CONTRACTING / ORDERING OFFICER	25. TOTAL	$67,406,940.00 EST
*If quantity accepted by the Government is same as quantity orders, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.	26. DIFFERENCES
27a. QUANTITY IN COLUMN 20 HAS BEEN ☐ INSPECTED ☐ RECEIVED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED
b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE /s/ Lynn Frazier	c. DATE (YYYYMMMDD) 20070214	d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE
e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE	28. SHIP NO. ☐ PARTIAL ☐ FINAL	29. DO VOUCHER NO.	30. INITIALS
32. PAID BY	33. AMOUNT VERIFIED CORRECT FOR
f. TELEPHONE NUMBER	g. E-MAIL ADDRESS	31. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL	34. CHECK NUMBER
35. BILL OF LADING NO.
36. I certify this account is correct and proper for payment.
a. DATE (YYYYMMMDD)	b. SIGNATURE AND TITLE OF CERTIFYING OFFICER
37. RECEIVED AT	38. RECEIVED BY	39. DATE RECEIVED (YYYYMMMDD)	40.TOTAL CONTAINERS	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.
DD Form 1155, DEC 2001	PREVIOUS EDITION IS OBSOLETE.

M67854-07-D-5031

0002

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001		65	Each	$510,540.00	$33,185,100.00 EST
	CATEGORY I MRAP FFP In Accordance with SOW and PS. FOB: Origin MILSTRIP: M9545007RC76333 PURCHASE REQUEST NUMBER: M9545007RC76333

				NET AMT	$33,185,100.00 (EST.)

	ACRN AA CIN: M9545007RC763330001				$33,185,100.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002		60	Each	$570,364.00	$34,221,840.00 EST
	CATEGORY II MRAP FFP In Accordance with SOW and PS. FOB: Origin MILSTRIP: M9545007SU00115 PURCHASE REQUEST NUMBER: M9545007SU00115

				NET AMT	$34,221,840.00 (EST.)

	ACRN AB CIN: M9545007SU001150001				$34,221,840.00

M67854-07-D-5031

0002

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Origin	Government	Origin	Government

M67854-07-D-5031

0002

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	14-APR-2007	5	RECEIVING OFFICER PETE WARD, CODE 616PW SPAWARSYSCEN CHARLESTON 2921 AVENUE B NORTH BLDG 1639 NORTH CHARLESTON SC 29405-1639 843-218-4876 FOB: Origin	N65236

0001	14-MAY-2007	30	(SAME AS PREVIOUS LOCATION) FOB: Origin	N65236

0001	14-JUN-2007	30	(SAME AS PREVIOUS LOCATION) FOB: Origin	N65236

0002	14-APR-2007	15	(SAME AS PREVIOUS LOCATION) FOB: Origin	N65236

0002	14-MAY-2007	15	(SAME AS PREVIOUS LOCATION) FOB: Origin	N65236

0002	14-JUN-2007	30	(SAME AS PREVIOUS LOCATION) FOB: Origin	N65236

M67854-07-D-5031

0002

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 17711096520 310 67854067443 2D 6520B7
COST CODE: 00007RC76333
AMOUNT: $33,185,100.00
CIN M9545007RC763330001: $33,185,100.00

AB: 1761810 K5XG 312 9B616 1 068688 2D CMQ740
COST CODE: 625836P7740W
AMOUNT: $34,221,840.00
CIN M9545007SU001150001: $34,221,840.00